Exhibit 10.1

November 10, 2026

CONFIDENTIAL

SDR Drone, Inc.

801 US Highway 1

North Palm Beach, FL 33408

Re:	PIPE Offering

Dear Paul:

The purpose of this engagement letter is to outline our agreement pursuant to which Dawson James Securities, Inc. (“Dawson”) will act as the lead placement agent on a best efforts, agency basis in connection with the proposed bridge financing and/or PIPE offering (the “Offering”) by SDR Drone, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) of its convertible debt, equity or equity-linked securities. This engagement letter (this “Agreement”) sets forth certain conditions and assumptions upon which the Offering is premised. The terms of the Offering and the Securities (as defined below) shall be mutually agreed upon by the Company and the investors and nothing herein implies that Dawson would have the power or authority to bind the Company or an obligation for the Company to issue any Securities or complete the Offering. The Company expressly acknowledges and agrees that the execution of this Agreement does not constitute a commitment by Dawson to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Dawson with respect to securing any other financing on behalf of the Company.

The terms of our agreement in principle are as follows:

1. Engagement. The Company hereby engages Dawson, for the period beginning on the date hereof and ending 6 months from the date hereof, unless sooner terminated pursuant to the terms of this engagement letter (the “Engagement Period”), to act, on a non-exclusive basis, as the Company’s lead placement agent in connection with the proposed Offering. Nothing in this Agreement restricts the Company from engaging other advisors, placement agents or underwriters for the Offering or for any other transaction.

2. The Offering. The Offering will consist of the offer for sale of the Company’s convertible debt, equity or equity linked securities (the “Securities”). The Company’s target for the Offering is gross proceeds of $2,500,000 to $3,000,000. Dawson will act as the lead placement agent for the Offering, subject to, among other matters referred to herein and additional customary conditions, completion of Dawson’s due diligence examination of the Company and its affiliates, and the execution of a Placement Agency Agreement between the Company and Dawson (or a side letter to this Agreement allowing Dawson to rely on the representations and warranties made by the Company in the Securities Purchase Agreement associated with the Offering) in connection with the Offering (the “Placement Agency Agreement”). Dawson may, with the Company’s prior written consent (which may be withheld if counsel to the Company advises that the participation of the proposed person could affect the availability of the exemption under Section 4(a)(2) of the Securities Act) and subject in each case to Section 2A, (i) create a selling group for the Offering comprised of broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”), (ii) rely on soliciting dealers who are FINRA members to participate in placing a portion of the Offering, and/or (iii) offer Securities in foreign jurisdictions in reliance on Regulation S under the Securities Act and in compliance with the applicable law of each such jurisdiction. The actual size of the Offering, the precise number of Securities to be offered by the Company and the offering price will be the subject of continuing negotiations between the Company and Dawson and will depend upon, among other factors: (i) the capitalization of the Company at the time of the Offering, (ii) market and general economic conditions and changes in the prospects and/or forecasts of the Company, (iii) the preparation and Dawson’s review of the Company’s financial statements, (iv) the Company’s pre-money valuation as agreed between the Company and Dawson and (v) other factors agreed between the Company and Dawson. The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Section 4(a)(2) of the Securities Act and, unless otherwise agreed in writing, all state securities (“blue sky”) laws. The Offering will be conducted solely as a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act, and will not be made in reliance on Regulation D or Rule 506 promulgated thereunder. The parties acknowledge that the Securities will accordingly not be “covered securities” within the meaning of Section 18(b)(4)(F) of the Securities Act, and that the offer and sale of the Securities must therefore be registered or exempt under the securities laws of each state and other jurisdiction in which an offer or sale is made. Dawson agrees to cooperate with counsel to the Company in that regard, and will not offer the Securities in any state or other jurisdiction until counsel to the Company has confirmed that an exemption from registration or qualification is available in that jurisdiction.

2700 N. Military Trail • Suite 100 • Boca Raton, FL 33431 • Toll Free 866.928.0928 • Main 561.391.5555 • Fax 561.391.5757 • www.dawsonjames.com Member FINRA/SIPC

2A. Conditions to the Private Placement. Because the Offering will be made in reliance on Section 4(a)(2) of the Securities Act, and not in reliance on Regulation D, Rule 506 or any other safe harbor thereunder, Dawson agrees that during the Engagement Period and any period during which a fee may become payable under Section 7:

(a) Neither Dawson nor any of its affiliates, selling group members, soliciting dealers, employees or agents will offer the Securities by any form of general solicitation or general advertising, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, broadcast over television or radio, posted on the internet or distributed through any social medium, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(b) Offers of the Securities will be made only to persons (i) with whom Dawson or the Company had a pre-existing substantive relationship established before the date on which the Company’s offering statement on Form 1-A (File No. 024-12793) was first publicly filed with the Commission, (ii) whom Dawson reasonably believes to be accredited investors within the meaning of Rule 501(a) under the Securities Act, and (iii) whom Dawson reasonably believes have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and are able to bear the economic risk of that investment. No person who was first contacted as a result of, or who responded to, any “testing the waters” communication or offering circular relating to the Company’s Regulation A offering may be an offeree in the Offering.

(c) Dawson will not offer the Securities to more than [ten (10)] persons in the aggregate without the Company’s prior written consent. Dawson will deliver to the Company a written log identifying each offeree, the date of first contact and the basis on which the pre-existing substantive relationship with that offeree was established, within five (5) business days after each such first contact and, in any event, not later than five (5) business days before the Closing.

(d) Dawson will furnish to each offeree only those disclosure materials that the Company has approved in writing, and will afford each offeree the opportunity to ask questions of, and receive answers from, the Company’s management concerning the Company and the terms and conditions of the Offering, and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense.

(e) No Securities will be sold to any person who is not an accredited investor. Each purchaser will be required to represent in the Securities Purchase Agreement that it is acquiring the Securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, and the certificates or book-entry positions evidencing the Securities will bear a customary restrictive legend.

(f) Dawson represents and warrants that its solicitation of offerees in the Offering has complied and will comply with this Section 2A, and will deliver to the Company a certificate to that effect at each Closing.

The Company may suspend or terminate any offer or sale of the Securities that it determines in good faith, on the advice of counsel, could affect the availability of the exemption under Section 4(a)(2) of the Securities Act, and no fee will be payable under Section 3 or Section 7 in respect of any investor whose solicitation did not comply with this Section 2A. The Company will be responsible for the preparation of the disclosure materials to be furnished to offerees and for compliance with the securities laws of each state and other jurisdiction in which an offer or sale of the Securities is made.

3. Placement Agent Compensation. The Company will pay to Dawson a non-refundable retainer of $50,000.00 (the “Retainer Fee”),with the Retainer Fee to be paid via wire transfer within five (5) business days after this Agreement is executed. The Company will pay Dawson a placement agent fee of 7.0% of the gross proceeds received in the Offering from investors introduced to the Company by Dawson (the “Dawson Investors”), against which the Retainer Fee will be credited. No placement agent fee, warrant or other compensation will be payable with respect to investors identified by the Company on Schedule A hereto or securityholders of the Company as of the date hereof (together, the “Company Investors”), and no Company Investor will be treated as introduced by Dawson for any purpose under this Agreement. In addition, the Company shall issue to Dawson James or its designees at the Closing of the Offering warrants (the “Dawson James Warrants”) to purchase that number of shares of Common Stock equal to 3.0% of the aggregate number of securities issued to Dawson Investors in each Offering (and if an Offering includes a “greenshoe” or “additional investment” component, such number of warrants underlying such “greenshoe” or “additional investment” component, with the Dawson James Warrants issuable upon the exercise of such component). If the Securities included in an Offering are convertible, the Dawson James Warrants shall be determined by dividing the gross proceeds raised from Dawson Investors in such Offering by the Offering Price (as defined hereunder). The Dawson James Warrants shall be in a customary form reasonably acceptable to Dawson James, have a term of five (5) years and an exercise price equal to 110% the offering price per share (or unit, if applicable) in the applicable Offering and if such offering price is not available, the market price of the Common Stock on the date an Offering is commenced (such price, the “Offering Price”). If warrants are issued to investors in an Offering, the Dawson James Warrants shall have the same terms as the warrants issued to investors in the applicable Offering.

4. Registration Statement. The Company will, within [45] days after the Closing (or such other period as is agreed in the Securities Purchase Agreement), prepare and file with the Commission and the appropriate state securities authorities, a Registration Statement on Form S-1, or such other form as may be available or required (the “Registration Statement”) under the Securities Act, and a prospectus included therein (the “Prospectus”) covering the offer and resale of the Securities (or Common Stock underlying the Securities) sold in the Offering by the Investors in the Offering, as well as the offer and resale of any securities issuable upon exercise of any options or warrants (or other convertible securities) included in the Securities. The Registration Statement (including the Prospectus therein), and all amendments and supplements thereto, will be in form reasonably satisfactory to Dawson and counsel to Dawson and will contain: (i) all audited financial statements of the Company and such interim and other financial statements and schedules as may be required by the Securities Act and rules and regulations of the Commission thereunder, and (ii) a description of the business of the Company and such other disclosures regarding the Company and its officers and directors as may be required by the Securities Act and rules and regulations of the Commission thereunder. The Company will be solely responsible for the contents of its Registration Statement and Prospectus and any and all other written or oral communications provided by or on behalf of the Company to any actual or prospective investor of the Securities, and the Company represents and warrants that such materials and such other communications will not, as of the date of the offer or sale of the Securities, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall do any and all things to maintain the effectiveness of the Registration Statement until the earlier of (i) the date on which all Securities covered by the Registration Statement have been sold and (ii) the date on which such Securities may be sold by non-affiliates without restriction under Rule 144 under the Securities Act (the “Effectiveness Period”); and the Company shall take any and all reasonable action to assure that the Registration Statement and the Prospectus (as supplemented or amended) do not contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, throughout the Effectiveness Period. If at any time during the Effectiveness Period an event occurs which would cause Registration Statement and the Prospectus (as supplemented or amended) to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Dawson and each selling securityholder in the Registration Statement and Prospectus immediately of such event and the Company shall promptly prepare and file a supplement to the Prospectus or an amendment to the Registration Statement and Prospectus which corrects such statement or omission. The parties acknowledge that the Offering will be completed upon the execution and delivery of the Securities Purchase Agreement and the Closing thereunder, that no offer or sale of the Securities will be made by means of the Registration Statement or the Prospectus, and that the filing and effectiveness of the Registration Statement is intended solely to register the resale of the Securities by the Investors and will not affect the availability of the exemption under Section 4(a)(2) of the Securities Act for the Offering.

5. Lock-Ups. The Placement Agency Agreement will provide, among other items, that: (i) the Company’s directors and executive officers and each holder of 10% or more of the outstanding shares of Common Stock as of the closing date of the Offering, will enter into customary “lock-up” agreements in favor of Dawson for a period of 90 days from the Closing, and (ii) each of the Company and any successors of the Company will agree, for a period of 90 days from the Closing, that each will not (a) offer, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (b) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company. The foregoing restrictions will not apply to (A) the Securities and the Registration Statement; (B) the Company’s pending Regulation A offering statement (File No. 024-12793), any amendment thereto and any sales thereunder; (C) the filing of a registration statement on Form S-8 and issuances under the Company’s equity incentive plans; (D) issuances upon conversion, exercise or exchange of securities outstanding on the date hereof; (E) issuances of securities for services, in acquisitions or strategic transactions, or in connection with the Company’s tokenization program; and (F) an underwritten public offering in connection with the listing of the Common Stock on a national securities exchange.

6. Expenses. The Company will be responsible for and will pay all expenses relating to the Offering, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all fees and expenses relating to the listing of the Company’s common stock on the Nasdaq Stock Market or the NYSE MKT or on such other stock exchanges as the Company and Dawson together determine; (c) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (d) all fees, expenses and disbursements required under the “blue sky” securities laws of such states and other jurisdictions as Dawson may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, which will be counsel to the Company, it being agreed that such fees and expenses of such counsel for such “blue sky” work will not exceed $2,500.00; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as Dawson may reasonably designate; (f) the costs of all mailing and printing of the Offering documents; (g) [reserved]; (h) the fees and expenses of the Company’s accountants; (i) the fees and expenses of the Company’s legal counsel and other agents and representatives; (j) up to $10,000 to cover Dawson’s actual “road show” expenses for the Offering; and (k) up to $35,000 of Dawson’s legal and additional diligence expenses not covered by the provisions and terms of this Section 6 herein. Notwithstanding the foregoing, the aggregate amount reimbursable by the Company to Dawson under clauses (c), (d), (e), (j) and (k) will not exceed $50,000 without the Company’s prior written consent, all such expenses will be accountable and supported by invoices, and such expenses will be payable at the Closing.

7. Tail Financing. Dawson shall be entitled to the cash placement agent fee per Section 3 of this Agreement with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom Dawson had introduced to the Company (i.e., arranged a meeting (virtual or in-person) that occurred with Company to discuss the Offering) during the Engagement Period, other than Company Investors, if such Tail Financing is consummated at any time during the Engagement Period or within the 6-month period following the expiration or termination of this Agreement or the completion of the Offering (the “Tail Period”).

8. Survival. Except as provided in Paragraphs 2, 2A, 3, 4, 6, 7, 12, 14, and 15 hereof (which Paragraphs are intended to be legally binding and enforceable on and against the Company and Dawson), this engagement letter is not intended to be a binding legal document nor a legal commitment on the part of Dawson to provide any financing to the Company, as the agreement between the parties hereto on these matters will be embodied in the Placement Agency Agreement. Until the Placement Agency Agreement has been finally negotiated and signed, the Company or Dawson may at any time terminate their further participation in the proposed transactions contemplated hereby and the engagement by the Company of Dawson, and the party so terminating will have no liability to the other on account of any matters provided for herein, except as provided for in this Agreement.

9. Termination. This Agreement can be terminated at any time after three months by either party by providing written notice. Regardless of which party elects to terminate their further participation in the proposed transactions contemplated hereby and the engagement by the Company of Dawson, upon such termination, the Company will reimburse Dawson for, or otherwise pay and bear, Dawson’s actual accountable expenses incurred to the date of termination, subject to the limits set forth in Paragraph 6, less amounts, if any, previously paid to Dawson in reimbursement for such expenses. No fee under Paragraph 3 will be payable by reason of termination, other than as provided in Paragraph 7.

10. No Other Agreements. The Company represents and warrants to Dawson that the entry into this engagement letter or any other action of the Company in connection with the proposed Offering will not violate any agreement between the Company and any other broker-dealer, underwriter or financial advisor.

11. Publicity. The Company agrees that it will not issue press releases or engage in any other publicity, without Dawson’s prior written consent (which shall not be unreasonably withheld or delayed), commencing on the date hereof and continuing for a period of thirty (30) days from final Closing of the Offering (or, if this Agreement is terminated by either party for any reason, until the effective date of such termination). The foregoing will not restrict the Company from making any filing, press release or other disclosure required by applicable law, the rules of the Commission or OTC Markets, or any ordinary course business announcement that does not refer to Dawson or the Offering.

12. Information. During the Engagement Period or until the final Closing, the Company agrees to cooperate with Dawson and to furnish, or cause to be furnished, to Dawson, any and all information and data concerning the Company, and the Offering that Dawson reasonably deems appropriate (the “Information”). The Company will provide Dawson reasonable access during normal business hours from and after the date of execution of this engagement letter until the date of the Closing to all of the Company’s assets, properties, books, contracts, commitments and records and to the Company’s officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. Except as contemplated by the terms hereof or as required by applicable law, Dawson will keep strictly confidential all non-public Information concerning the Company provided to Dawson. No obligation of confidentiality will apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by Dawson, (b) was known or became known by Dawson prior to the Company’s disclosure thereof to Dawson as demonstrated by the existence of its written records, (c) becomes known to Dawson from a source other than the Company, and other than by the breach of an obligation of confidentiality owed to the Company, (d) is disclosed by the Company to a third party without restrictions on its disclosure or (e) is independently developed by Dawson. Dawson acknowledges that the Information may include material non-public information and agrees that neither Dawson nor any of its affiliates will purchase or sell securities of the Company while in possession of such Information except in compliance with applicable securities laws.

13. No Third Party Beneficiaries; No Fiduciary Obligations. This engagement letter does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that: (i) Dawson is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this engagement letter or the retention of Dawson hereunder, all of which are hereby expressly waived; and (ii) Dawson is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, Dawson or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of the companies which may be the subject of the transactions contemplated by this Agreement. During the course of Dawson engagement with the Company, Dawson may have in its possession material, non-public information regarding other companies that could potentially be relevant to the Company or the transactions contemplated herein but which cannot be shared due to an obligation of confidence to such other companies.

14. Indemnification, Advancement & Contribution.

(a) Indemnification. The Company agrees to indemnify and hold harmless Dawson, its affiliates and each person controlling Dawson (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of Dawson, its affiliates and each such controlling person (Dawson, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of the Offering or based upon or arising out of alleged any untrue statement or alleged untrue statement of a material fact contained in (i) the Private Placement Memorandum, the Registration Statement, the Prospectus or any other offering documents (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or to file for an exemption from such requirement or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information provided to the Company by Dawson in writing specifically for use in the Private Placement Memorandum, the Registration Statement, the Prospectus or any other offering documents. The Company also agrees to advance and to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Section 14.

(b) Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Section 14, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 14 or otherwise to such Indemnified Person. The Company shall, if requested by Dawson, assume the defense of any such action (including the employment of counsel designated by Dawson and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel designated by Dawson for the benefit of Dawson and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by Dawson and engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of Dawson, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

(c) Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to Dawson and any other Indemnified Person, on the other hand, of the matters contemplated by this Section 14 or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and Dawson and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by Dawson in the Offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Dawson on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Dawson agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to Dawson on the other hand, of the matters contemplated by this Section 14 shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to Dawson under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this engagement letter, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services or reckless disregard of its obligations hereunder or under the Placement Agency Agreement.

15. Governing Law; Venue. This engagement letter will be deemed to have been made and delivered in the State of New York and both the binding provisions of this Agreement and the transactions contemplated hereby and by the Placement Agency Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of Dawson and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the county of New York, New York (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the courts located in the county of New York, New York, in any such suit, action or proceeding. Each of Dawson and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company’s address will be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon Dawson mailed by certified mail to Dawson’s address will be deemed in every respect effective service process upon Dawson, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company agrees that neither Dawson nor its affiliates, and the respective officers, directors, employees, agents and representatives of Dawson, its affiliates and each other person, if any, controlling Dawson or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith, gross negligence or willful misconduct of such individuals or entities. Dawson will act under this engagement letter as an independent contractor with duties to the Company.

If you are in agreement with the foregoing, please sign and return to us one copy of this engagement letter. The Retainer Fee will be paid as provided in Paragraph 3. This engagement letter may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Very truly yours,

DAWSON JAMES SECURITIES, INC.

By:	/s/ Robert D Keyser, Jr.
Name:	Robert D. Keyser, Jr.
Title:	CEO

Accepted and agreed as of the date first written above:

SDR DRONE, Inc.

By:	/s/ Paul L. Strickland
Name:	Paul L. Strickland
Title:	Secretary

Schedule A

Company Investors